HALLMARK

FINANCIAL SERVICES, INC.

2007 Summer Investment Forum

August 23, 2007

Forward-Looking Statements

This presentation includes certain forward-looking statements regarding our expected performance for future periods and actual results for such periods may materially differ. These statements are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties, including risks of changing market conditions in the overall economy and the industry, consumer demand, regulatory environment, current and future litigation, the success of new products and acquisitions and the success of our strategies and other factors detailed from time to time in our annual and other reports filed with the Securities and Exchange Commission.

Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our business and growth strategies, our performance goals, our projected financial condition and operating results, our understanding of our competition, industry and market trends, the impact of technology on our products, operations and business, and any other statements or assumptions that are not historical facts.

More information about these and other factors that potentially could affect our financial results is included in the Registration Statement on Form S-1 (as amended) in connection with the recent initial public offering of our common stock and in our other public filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this presentation. All forward-looking statements included in this presentation are based upon information presently available, and the Company assumes no obligation to update any forward-looking statements.

Overview

HALLMARK

FINANCIAL SERVICES, INC.

Who We Are

- Diversified specialty property/casualty insurer
- Market, distribute, underwrite and service personal and commercial insurance in selected markets
  - Focused on short-tailed lines in underserved sectors
- Four Operating Units:
  - HGA Operating Unit: Standard commercial insurance
  - TGA Operating Unit: Excess & surplus lines insurance
  - Phoenix Operating Unit: Non-standard personal auto
  - Aerospace Operating Unit: General aviation insurance
- "A-" (Excellent) A.M. Best Financial Strength Rating

Geographic Spread of Premiums Produced


WA
OR
11%
ID
6%
MT
1.2%
ND
MN
WI
MI
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
SD
WY
NV
CA
UT
CO
NE
IA
IL
IN
OH
PA
WV
VA
KS
MO
KY
NC
TN
AZ
4%
NM
8%
OK
1.1%
AR
SC
MS
AL
GA
TX
57%
LA
3%
FL
AK
HI
> 10%
5%-9.99%
3%-4.99%
1%-2.99%
< 1%

HALLMARK FINANCIAL SERVICES, INC.

Our History



Legacy insurance operations begin, focusing on Texas Non-Standard Auto Market
Newcastle Partners makes first investment
Mark Schwarz becomes Chairman – brings new direction, new management team
Diversify into Commercial Lines with acquisition of HGA
Expand non-standard auto operations with acquisition of Phoenix Indemnity Ins. Co.
Capital Plan to increase business retention & secure A.M. Best rating of "A-"
Acquisition of TGA & Aerospace Operating Units & completed public offering of three million shares
Timeline
1990 2000 2001 2002 3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007
Book Value Per Share
$9.00 $8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00
Statutory Combined Ratio
125% 120% 115% 110% 105% 100% 95% 90% 85% 80%

Years colored in GOLD indicate Newcastle investments

Our Philosophy

Create a Premier Specialty Insurer Focused on Underwriting Profitability and Long Term Growth of Shareholders Equity

- ✓ Build strong management team with interests aligned to shareholders
- ✓ Concentrate on specialty insurance niches
- ✓ Create well diversified business lines
- ✓ Selectively acquire well positioned companies with strong operating management
- ✓ Build strong balance sheet based on conservative investment, reinsurance and reserving practices

Our Management Team

Name	Position	Industry Experience
Mark Schwarz	Executive Chairman	11
Mark Morrison	Chief Executive Officer	24
Jeff Passmore	Chief Accounting Officer	17
Kevin Kasitz	EVP Commercial Lines President – HGA	18
Brooks Davis	EVP Personal Lines President – Phoenix	12
Don Meyer	President – TGA	27
Curtis Donnell	President – Aerospace	37

Business Strategy: Specialty/Niche Insurance

Property/Casualty Insurance Products:

- ✓ Underserved markets – limited competition
- ✓ Highly customized products to meet unique needs of insureds
- ✓ Low price sensitivity
- ✓ Low-severity and short-tailed
- ✓ Underwriting expertise critical

Operating Units:

- ✓ Strong relationships with agents and specialty brokers
- ✓ Tailored market strategies for each Unit

Results

- *Superior agent and customer service*
- *Higher agent/customer retention*
- *Strong, consistent underwriting performance*

Culture Based on Underwriting

<u>Goal:</u> Generate an Underwriting Profit on <u>All</u> Business

- ✓ Emphasis on bottom-line profitability over top-line growth
- ✓ Underwriters' bonuses based on underwriting performance
- ✓ Underwriters' average experience is over 15 years
- ✓ Reinsurance used to manage earnings volatility & capital risk

Net Combined Ratio (2001 – Present)



115.8%
115.3%
107.3%
Prior to July 1, 2005, Underwriting Results included Non-Standard Auto business only.
100.2%
101.1%
96.3%
98.5%
88.8%
100.1%
93.1%
94.0%
90.9%
2001
2002
2003
2004
2005
2006
Hallmark Stat.
A.M. Best P&C (2006E)

Business Review

HALLMARK

FINANCIAL SERVICES, INC.

Organizational Overview


Hallmark Financial Services, Inc.
Commercial Specialty
Kevin Kasitz
Standard Commercial
Kevin Kasitz
Personal Lines
Brooks Davis
Corporate
TGA
Don Meyer
Aerospace
Curtis Donnell
HGA
Kevin Kasitz
Phoenix
Brookland Davis
Finance/Accounting
Jeff Passmore
Actuarial
Rich Gibson
Information Tech
Gregg Birdsall
Human Resources
Kristen Lagunes

HGA Operating Unit

Gross Premiums Produced

By Operating Unit


HGA
(31%)
TGA
(43%)
Phoenix
(16%)
Aerospace
(10%)

[$293 million for FY 2006]

- **Specialty:**
  - ✓ Small, low-hazard commercial package business
  - ✓ Focused on rural and suburban markets
- **Agency Relationships:**
  - ✓ Long-standing relationships
  - ✓ Selectively chosen group of 203 independent retail agents in TX, NM, OR, ID, MT & WA
  - ✓ Agents have market exclusivity
- **Growth Opportunities:**
  - ✓ Expand into new geographic areas using existing and new agents

TGA Operating Unit

Gross Premiums Produced

By Operating Unit


HGA
(31%)
TGA
(43%)
Phoenix
(16%)
Aerospace
(10%)

[$293 million for FY 2006]

- **Specialty:**
  - ✓ Difficult-to-place small business risk
  - ✓ Primarily commercial auto and general liability
- **Agency Relationships:**
  - ✓ 53 independent general agencies in TX, LA, OK & AK
  - ✓ 768 active retail agents in TX
- **Growth Opportunities:**
  - ✓ Increase premium retention
  - ✓ Expand into new geographic areas
  - ✓ Leverage HGA agency network

Aerospace Operating Unit

AEROSPACE

Gross Premiums Produced

By Operating Unit


HGA
(31%)
TGA
(43%)
Phoenix
(16%)
Aerospace
(10%)

[$293 million for FY 2006]

- **Specialty:**
  - ✓ General aviation: small airports and small airplanes
  - ✓ New/transitional pilots and older aircraft
- **Agency Relationships:**
  - ✓ 229 specialty aviation brokers in 47 states
- **Growth Opportunities:**
  - ✓ Increase premium retention
  - ✓ Expand policy limits
  - ✓ New marketing emphasis

Phoenix Operating Unit

Gross Premiums Produced

By Operating Unit


HGA
(31%)
TGA
(43%)
Phoenix
(16%)
Aerospace
(10%)

[$293 million for FY 2006]

- **Specialty:**
  - ✓ Non-standard personal auto
- **Agency Relationships:**
  - ✓ 2,346 independent retail agent offices in TX, NM, AZ, OK, AR, LA, ID, OR, MT, MO & WA
  - ✓ Focus on ease of doing business through technology
- **Growth Opportunities:**
  - ✓ Expand into new geographical areas
  - ✓ Expand into new PL products (motorcycle)

Key Growth Drivers

Increased Retention:

- ✓ Significantly increase revenue on existing production
- ✓ Existing book of business highly profitable
- ✓ Provides low-risk earnings growth potential through 2009

Organic Growth:

- ✓ Expand existing businesses into new geographies
- ✓ Opportunity to sell products across Operating Units
- ✓ Expand relationships into new states with existing agents

Acquisitions:

- ✓ Seek to selectively acquire complementary specialty/niche lines of property/casualty insurance
- ✓ Ability to enhance margins and increase ROI by efficiently using capital base and licenses
- ✓ Management has proven track record in acquisitions

Key Growth Driver #1: Increased Retention



Net Premium Retention
As of June 2007
($ in millions)
$350
$300
$250
$200
$150
$100
$50
$0
Produced CAGR: 35%
Retained CAGR: 57%
2001
2002
2003
2004
2005
2006
2007E
Retained
Non Retained

- Significantly increase earnings potential through retention of current business
- Retained only 69% of premiums produced in 2006.
- Goal: Increase retention to 100% of production over next three years
- Target combined ratio in the low 90%'s during all market cycles

Financial Overview

HALLMARK
FINANCIAL SERVICES, INC.

Summary Income Statement

($ in thousands, except per share data)	Year Ended December 31, 2004	2005	2006	Six Months Ended June 30 2006	2007
Gross Premiums Produced	$ 119,305	$ 118,066	$ 293,304	$ 143,280	$ 156,988
Gross Premiums Written	33,389	89,467	213,945	95,611	131,235
Net Premiums Earned	32,445	59,184	152,061	62,693	106,958
Total Revenues	63,121	87,035	202,741	91,707	132,694
Losses and LAE	19,137	33,784	87,117	36,889	62,897
Total Expenses	54,519	73,567	188,416	91,960	112,049
Net Income (Loss)	$ 5,849	$ 9,186	$ 9,191	$ (416)	$ 13,785
Realized (Gains)/Losses	$ 27	$ (58)	$ 1,466	$ 1,366	$ (881)
Amort. of Discount on Convertible	-	-	9,625	9,625	-
Tax Effect	(9)	20	(4,072)	(4,037)	308
Net Operating Income (1)	$ 5,867	$ 9,148	$ 16,210	$ 6,538	$ 13,212
Net Income per Share:					
Basic	$ 0.83	$ 0.76	$ 0.53	$ (0.03)	$ 0.66
Diluted	$ 0.82	$ 0.76	$ 0.53	$ (0.03)	$ 0.66
Net Operating Income per Share (1):					
Basic	$ 0.83	$ 0.76	$ 0.94	$ 0.43	$ 0.64
Diluted	$ 0.82	$ 0.76	$ 0.94	$ 0.43	$ 0.64

HALLMARK FINANCIAL SERVICES, INC.

(1) These non GAAP measurements should not be viewed as a substitute for net income or earnings per share determined in accordance with GAAP. Management believes this information provides useful supplemental information in evaluating our operating results.

Select Financial Highlights

	Year Ended December 31			Six Months Ended June 30	
	2004	2005	2006	2006	2007
Gross Premiums Written	$ 33,389	$ 89,467	$ 213,945	$ 95,611	$ 131,235
Net Premiums Earned	32,445	59,184	152,061	62,693	106,958
Total Revenues	63,121	87,035	202,741	91,707	132,694
Net Income	5,849	9,186	9,191	(416)	13,785
Loss Ratio (GAAP)	59.0%	57.1%	57.3%	58.8%	58.8%
Expense Ratio (GAAP)	23.2%	30.8%	28.4%	27.7%	28.1%
Combined Ratio (GAAP)	82.2%	87.9%	85.7%	86.5%	86.9%
EPS - Basic	$ 0.83	$ 0.76	$ 0.53	$ (0.03)	$ 0.66
EPS - Diluted	$ 0.82	$ 0.76	$ 0.53	$ (0.03)	$ 0.66
Return on Average Equity	19%	16%	8%	-1%	18%
Adjusted Net Income *(1)*	5,849	9,186	15,257	5,650	13,785
Adjusted EPS - Basic *(1)*	$ 0.83	$ 0.76	$ 0.89	$ 0.37	$ 0.66
Adjusted EPS - Diluted *(1)*	$ 0.82	$ 0.76	$ 0.89	$ 0.37	$ 0.66
Adjusted Return on Average Equity *(1)*	19%	16%	13%	11%	18%
Book Value Per Share	$ 5.37	$ 5.89	$ 7.26	$ 6.47	$ 7.91

(1) 2006 adjusted to exclude the effect of the non-cash interest charge (net of tax) of $6.1 million resulting from the convertible promissory notes issued and converted during the year. See Non-GAAP measure slide at the end of this presentation for a reconciliation to GAAP

Capitalization

Capital structure designed to maximize ROE, sustain current financial strength ratings and provide flexibility for future working capital needs.

	As of 6/30/07
Debt:	
Short-term Debt	$ 13,996
Long-term Debt	30,928
Trust Account Securing Structured Settlements	(9,794)
Total Debt	35,130
Total Stockholders' Equity	164,267
Total Capitalization	$ 199,397
Debt /Total Capital	17.6%

Total debt is reduced $9.8 million in future guaranteed payments to the TGA sellers that are fully secured in a trust account on Hallmark's balance sheet.

Investment Portfolio


Investment Portfolio
as of June 30, 2007
($ in millions)
Short Term
($ 64)
Cash &
Equivalents
($ 52)
Equities
($ 30)
Debt Securities
($ 161)

Objective: Maximize total return while maintaining safety of capital

- ✓ 10% invested in equities
- ✓ Tax equivalent yield on fixed-income portfolio of approximately 5.3%
- ✓ Weighted-average duration of 2.1 years
- ✓ Weighted-average credit rating of "AA-"

Investment Considerations

- ☑ Management's interests aligned with shareholders
- ☑ Substantial low-risk growth potential through retention of existing business—geographic expansion—and acquisitions
- ☑ Disciplined underwriting strategy focused on profitability
- ☑ Track record of strong underwriting performance
- ☑ Operate in diversified, sustainable niche markets
- ☑ Demonstrated ability to identify and acquire profitable, niche businesses
- ☑ Strong balance sheet built on conservative investment and loss reserving philosophies
- ☑ Targeted long-term returns on equity of mid/high teens

HALLMARK

FINANCIAL SERVICES, INC.

NASDAQ: HALL

Non-GAAP Measure Reconciliation

The following reconciles Hallmark's 2006 year to date net income, diluted earnings per share and return on average equity without interest expense from amortization attributable to the deemed discount on convertible promissory notes to its reported results (in thousands). Management believes this reconciliation provides useful supplemental information in evaluating the operating results of Hallmark's business. This disclosure should not be viewed as a substitute for net income, diluted earnings per share and return on average equity determined in accordance with U.S. generally accepted accounting principles ("GAAP"):

	Income excluding interest expense from amortization of discount, net of tax	Interest expense from amortization of discount	Tax effect	Net Income
Year ended December 31, 2006	$ 15,257	$ 9,625	$ (3,559)	$ 9,191
Weighted average shares - basic	17,181			17,181
Weighted average shares - diluted	17,194			17,194
Average shareholder's equity	117,960			117,960
Net income per share - basic	$ 0.89			$ 0.53
Net income per share - diluted	$ 0.89			$ 0.53
Return on average equity	12.9%			7.8%

HALLMARK FINANCIAL SERVICES, INC.